Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 28, 2022 (this “Amendment”), among Resideo Funding Inc., a Delaware corporation (the “Borrower”), Resideo Technologies, Inc., a Delaware corporation (“Holdings”), Resideo Holding Inc., a Delaware corporation (“U.S. Holdco 1”), Resideo Intermediate Holding Inc., a Delaware corporation (“U.S. Holdco 2”), the other guarantors party hereto, each First Amendment Term Lender (as defined below) party hereto and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Administrative Agent, which amends that certain Amended and Restated Credit Agreement, dated as of February 12, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and as further amended by this Amendment, the “Amended Credit Agreement”), among the Borrower, Holdings, U.S. Holdco 1, U.S. Holdco 2, each Lender from time to time party thereto, each Issuing Bank party thereto, and JPMorgan, as Administrative Agent, Collateral Agent and an Issuing Bank. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Amended Credit Agreement.

WHEREAS, the Borrower desires to establish a New Term Commitment in an aggregate principal amount of $200,000,000 (denominated in Dollars) (the “First Amendment Term Commitment” and the loans funded thereunder, the “First Amendment Term Loans”);

WHEREAS, each Person party hereto as a “First Amendment Term Lender” set forth on Schedule A hereto has agreed to make First Amendment Term Loans (collectively, the “First Amendment Term Lenders”) to Borrower on the First Amendment Effective Date in the principal amount set forth opposite its name on Schedule A hereto;

WHEREAS, the Borrower desires to amend the Credit Agreement on the date hereof to establish the First Amendment Term Commitment;

WHEREAS, the Borrower, Holdings, U.S. Holdco 1, U.S. Holdco 2, the other Guarantors party hereto, the First Amendment Term Lenders and the Administrative Agent are entering into this Amendment in order to evidence such First Amendment Term Commitment (and First Amendment Term Loans), which are being established (and incurred) pursuant to Section 2.21(a) of the Credit Agreement and the amounts thereof are permitted to be incurred pursuant to clause (z)(A)(1) thereof; and

WHEREAS, JPMorgan Chase Bank, N.A. and PNC Capital Markets LLC have been appointed to act, and have agreed to act, as the joint lead arrangers and bookrunners for the First Amendment Term Loans.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. New Term Commitment.

(a) Subject to the satisfaction (or waiver by the First Amendment Term Lenders and the Administrative Agent) of the conditions in Section 3 hereof and on the terms set forth herein and in the Amended Credit Agreement, each First Amendment Term Lender agrees to make First Amendment Term Loans denominated in Dollars to Borrower in an amount equal to such First Amendment Term Lender’s First Amendment Term Commitment set forth on Schedule A hereto, which First Amendment Term Loans shall be incurred pursuant to a single drawing on the First Amendment Effective Date.

(b) From and after the First Amendment Effective Date, each party hereto agrees that, for all purposes of the Credit Agreement and the other Loan Documents, each First Amendment Term Lender shall be deemed to be an “Initial Term Lender”, a “Term Lender” and a “Lender” if not already an Initial Term Lender, a Term Lender and a Lender under the Credit Agreement, and each First Amendment Term Lender shall be a party to the Credit Agreement and shall have the rights, remedies and obligations of an Initial Term Lender, a Term Lender and a Lender under the Credit Agreement if not already an Initial Term Lender, a Term Lender and a Lender thereunder.

(c) From and after the First Amendment Effective Date, the First Amendment Term Loans made on the First Amendment Effective Date shall constitute “Initial Term Loans”, “Loans” and “Term Loans” for all purposes of the Credit Agreement and the Loan Documents and shall have terms and provisions identical to those applicable to the Initial Term Loans. For the avoidance of doubt, (i) at all times the First Amendment Term Loans shall be secured by Liens on the Collateral securing the Initial Term Loans, which Liens shall rank pari passu, and shall be guaranteed by the same Persons that guarantee the Initial Term Loans and (ii) the First Amendment Term Loans shall constitute the same class or Tranche as the Initial Term Loans and are intended to be fungible for tax or trading purposes with the Initial Term Loans.

Section 2. Amendments to the Credit Agreement. Subject to satisfaction (or waiver) of the conditions set forth in Section 3 hereof, on the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“First Amendment” means the First Amendment to the Amended and Restated Credit Agreement, dated as of March 28, 2022, among Holdings, the Borrower, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” has the meaning specified in the First Amendment.

“First Amendment Term Lenders” has the meaning specified in the First Amendment.

“First Amendment Term Loans” has the meaning specified in the First Amendment.

“First Alert Acquisition” means the acquisition of one hundred percent (100%) of the outstanding equity interests of First Alert, Inc. and certain of its subsidiaries pursuant to that certain Acquisition Agreement, dated as of February 6, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof), by and among Newell Brands Inc., a Delaware corporation and Resideo Technologies, Inc., a Delaware corporation.

(b) The definition of “Initial Term Loans” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Initial Term Loans” means (a) prior to the First Amendment Effective Date, the Term Loans made (or deemed to be made) by the Term Lenders pursuant to clause (a) of Section 2.01 on the Amendment and Restatement Effective and (b) from and after the First Amendment Effective Date, (i) the Term Loans made (or deemed to be made) by the Term Lenders pursuant to clause (a) of Section 2.01 on the Amendment and Restatement Effective and (ii) the First Amendment Term Loans made by the First Amendment Term Lenders on the First Amendment Effective Date to the Borrower pursuant to the First Amendment.

(c) Section 2.10(b) of the Credit Agreement is hereby amended by replacing the table therein with the following table:

Date	Amount
March 31, 2022	$2,878,778.34
June 30, 2022	$2,878,778.34
September 30, 2022	$2,878,778.34
December 31, 2022	$2,878,778.34
March 31, 2023	$2,878,778.34
June 30, 2023	$2,878,778.34
September 30, 2023	$2,878,778.34
December 31, 2023	$2,878,778.34
March 31, 2024	$2,878,778.34
June 30, 2024	$2,878,778.34
September 30, 2024	$2,878,778.34
December 31, 2024	$2,878,778.34
March 31, 2025	$2,878,778.34
June 30, 2025	$2,878,778.34
September 30, 2025	$2,878,778.34
December 31, 2025	$2,878,778.34
March 31, 2026	$2,878,778.34
June 30, 2026	$2,878,778.34
September 30, 2026	$2,878,778.34
December 31, 2026	$2,878,778.34
March 31, 2027	$2,878,778.34
June 30, 2027	$2,878,778.34
September 30, 2027	$2,878,778.34
December 31, 2027	$2,878,778.34
Initial Term Maturity Date	Balance of any remaining outstanding principal amount of Initial Term Loans

(d) Section 5.11(a) of the Credit Agreement is hereby amended to add the sentence below following the final sentence:

(a) The proceeds of the First Amendment Term Loans made on the First Amendment Effective Date, together with cash on hand, will be used solely (i) to finance the First Alert Acquisition, (ii) pay fees, costs and expenses incurred in connection with the First Alert Acquisition and this Amendment and (iii) for working capital and other general corporate purposes.

Section 3. Conditions to Effectiveness. The effectiveness of this Amendment and the obligation of the First Amendment Term Lenders to make the First Amendment Term Loans hereunder on the First Amendment Effective Date are subject only to the satisfaction (or waiver by the First Amendment Term Lenders) of the following conditions precedent (the date on which such conditions have been satisfied (or waived by the First Amendment Term Lenders and the Administrative Agent), the “First Amendment Effective Date”):

(a) The Administrative Agent and the First Amendment Term Lenders shall have received executed counterparts of this Amendment from the Borrower, Holdings, U.S. Holdco 1, U.S. Holdco 2, the other Guarantors party hereto, the Administrative Agent and each of the First Amendment Term Lenders.

(b) The representations and warranties of each of the Loan Parties set forth in Article III of the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality or Material Adverse Effect, in all respects) on and as of the date hereof, and immediately after giving effect to, the incurrence of the First Amendment Term Loans.

(c) The Administrative Agent shall have received at least three Business Days prior to the First Amendment Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act, that has been requested at least ten days prior to the First Amendment Effective Date and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation and a Lender has requested in a written notice to the Borrower at least 10 days prior to the First Amendment Effective Date a Beneficial Ownership Certification in relation to the Borrower, such Lender shall have received such Beneficial Ownership Certification with respect to the Borrower at least three Business Days prior to the First Amendment Effective Date (provided that, upon the execution and delivery by such Lender of its signature page to this First Amendment, the conditions set forth in this clause (c) shall be deemed to be satisfied).

(d) All fees required to be paid on the First Amendment Effective Date to the First Amendment Term Lenders, and all reasonable, documented out-of-pocket expenses required to be paid on the First Amendment Effective Date to the First Amendment Term Lenders, to the extent invoiced at least three (3) Business Days prior to the First Amendment Effective Date (or such later date as the Borrower may reasonably agree) shall, upon the initial funding of the First Amendment Term Loans, have been paid (which amounts may be offset against the proceeds of the First Amendment Term Loans).

(e) The Administrative Agent shall have received a certificate from a Financial Officer of Holdings, substantially in the form of Exhibit L to the Credit Agreement, certifying as to the solvency of Holdings and its Restricted Subsidiaries on a consolidated basis as of the First Amendment Effective Date.

(f) The Administrative Agent shall have received counterparts of each of the following, each of which shall be originals or facsimiles or “pdf” files, each properly executed by a Responsible Officer of the signing Loan Party, each dated as of the First Amendment Effective Date:

(1) a Borrowing Request with respect to the First Amendment Term Loans; and

(2) (i) organizational document of each Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority, (ii) signature and incumbency certificates of the responsible officers of each Loan Party executing the Amendment, (iii) copies of resolutions of the board of directors or managers, shareholders, partners, and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of this Amendment, certified as of the First Amendment Effective Date by a secretary, an assistant secretary or a responsible officer of such Loan Party as being in full force and effect without modification or amendment and (iv) a good standing certificate (to the extent such concept, or an analogous concept, exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation.

(g) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders) of Willkie Farr & Gallagher LLP, special New York counsel for the Loan Parties (i) dated as of the First Amendment Effective Date and (ii) in form and substance reasonably satisfactory to the Administrative Agent.

(h) The Administrative Agent shall have received a certificate of a Financial Officer of the Borrower certifying that the conditions set forth in clause (b) and (i) of this Section 3 have been satisfied.

(i) No Event of Default has occurred and is continuing or would result from the incurrence of the First Amendment Term Loans.

For purposes of determining compliance with the conditions specified in this Section 3, each First Amendment Term Lender as of the First Amendment Effective Date shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to such First Amendment Term Lender unless the Administrative Agent shall have received written notice from such First Amendment Term Lender prior to the First Amendment Effective Date specifying its objection thereto.

Section 4. Fees and Expenses. Other than as set forth herein, the Borrower agrees to reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Amendment as and when required by Section 9.103 of the Credit Agreement.

Section 5. Amendments; Counterparts. This Amendment may not be amended or waived except by an instrument in writing signed by each of the parties party hereto. This Amendment and each other Loan Document may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment and each other Loan Document shall be effective as delivery of an original executed counterpart of this Amendment and such other Loan Document.

Section 6. Governing Law, Jurisdiction and Waiver of Right to Trial by Jury. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. The jurisdiction, service of process, and waiver of right to trial by jury provisions in Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8. Effect of Amendment.

(a) On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, mean and are a reference to the Credit Agreement as modified by this Amendment.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed. In furtherance of the foregoing, each of the Loan Parties party hereto hereby irrevocably and unconditionally ratifies its grant of security interest and pledge under the Security Agreement and each Loan Document and confirms that the liens, security interests and pledges granted thereunder continue to secure the Obligations, including, without limitation, any additional Obligations resulting from or incurred pursuant to this Amendment.

(c) Each of the Loan Parties hereto, as debtor, grantor, mortgagor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party, guarantor or indemnitor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such guarantee includes, and such security interests and liens hereafter secure, all of the Obligations as amended hereby. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

(d) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents. This Amendment shall be deemed to be a Loan Document (as defined in the Credit Agreement).

Section 9. Register. This Amendment constitutes the notice from the Borrower to the Administrative Agent contemplated by Section 2.21(a) of the Credit Agreement and the Administrative Agent hereby acknowledges that it has received such notice as required under the Credit Agreement. Upon the making of the First Amendment Term Loans hereunder, the Administrative Agent shall record in the Register the First Amendment Term Loans made by the First Amendment Term Lenders hereunder.

Section 10. No Novation. By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation, but, rather, a supplement of a pre-existing indebtedness and related agreement, as evidenced by the Amended Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

RESIDEO TECHNOLOGIES, INC., as Holdings

By:	/s/ John Heskett
Name:	John Heskett
Title:	Vice President, Corporate Development, and Treasurer

RESIDEO HOLDING, INC., as U.S. HoldCo 1

By:	/s/ John Heskett
Name:	John Heskett
Title:	Treasurer

RESIDEO INTERMEDIATE HOLDING INC., as U.S. HoldCo 2

By:	/s/ John Heskett
Name:	John Heskett
Title:	President and Treasurer

RESIDEO FUNDING INC., as Borrower

By:	/s/ John Heskett
Name:	John Heskett
Title	President and Treasurer

[Signature Page to First Amendment to the Credit Agreement]

ADEMCO, INC.

By:	/s/ John Heskett
Name:	John Heskett
Title:	President and Treasurer

ALARMNET, INC.

By:	/s/ John Heskett
Name:	John Heskett
Title:	Treasurer

UGS HERMAN, LLC

By:	/s/ John Heskett
Name:	John Heskett
Title:	Treasurer

[Signature Page to First Amendment to the Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and First Amendment Term Lender

By:	/s/ Gene Riego de Dios
Name:	Gene Riego de Dios
Title:	Executive Director

[Signature Page to First Amendment to the Credit Agreement]

SCHEDULE A

First Amendment Term Commitment

First Amendment Term Lender	First Amendment Term Commitment
JPMorgan Chase Bank, N.A.	$200,000,000
Total:	$200,000,000

[Schedule A to First Amendment to the Credit Agreement]